BRAZOS MUTUAL FUNDS

                Supplement to the Prospectus dated March 30, 2001
                           (Class A, B and II Shares)


     The following changes are effective January 1, 2002 with respect to the Class B shares of the Micro Cap, Small Cap, Mid Cap, Multi Cap and Real Estate Securities Portfolios (each a "Portfolio," collectively, the "Portfolios"):

1.   The Maximum  Sales  Charge  (Load) and the Maximum  Deferred  Sales  Charge
(Load) (as a percentage of amount redeemed), applicable to Class B shares of each Portfolio, as set forth on pages 8 and 9 of the Prospectus, are changed to 4.00%.

2. References to the cost of investing in Class B shares of each Portfolio, as indicated in the section entitled "EXAMPLE" on pages 10 and 11 of the Prospectus, are replaced with the following:

If you redeemed your investment at the end of the periods indicated:

                                           1 Year    3 Years   5 Years  10 Years
                                           ------    -------   -------  --------
MICRO CAP PORTFOLIO
  (Class B shares)* ....................     $658    $1,094    $1,555    $2,727
SMALL CAP PORTFOLIO
  (Class B shares)* ....................      633     1,018     1,430     2,473
MID CAP PORTFOLIO
  (Class B shares)* ....................      623       988     1,380     2,370
MULTI CAP PORTFOLIO
  (Class B shares)* ....................      623       988     1,380     2,370
REAL ESTATE SECURITIES PORTFOLIO
  (Class B shares)* ....................      633     1,018     1,430     2,473

If you did not redeem your shares:

                                           1 Year    3 Years   5 Years  10 Years
                                           ------    -------   -------  --------
MICRO CAP PORTFOLIO
  (Class B shares)* ....................     $258      $794    $1,355    $2,727
SMALL CAP PORTFOLIO
  (Class B shares)* ....................      233       718     1,230     2,473
MID CAP PORTFOLIO
  (Class B shares)* ....................      223       688     1,180     2,370
MULTI CAP PORTFOLIO
  (Class B shares)* ....................      223       688     1,180     2,370
REAL ESTATE SECURITIES PORTFOLIO
  (Class B shares)* ....................      233       718     1,230     2,473

* Class B shares generally convert to Clas A shares approximately eight years after purchase as described in the section entitled "SHAREHOLDER ACCOUNT INFORMATION" on page 14. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

3. Under the section entitled "SELECTING A SHARE CLASS" on page 14 of the Prospectus, the second paragraph is replaced in its entirety with the following:

Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares in amounts up to $500,000 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

A fifth bullet point under column CLASS B is added as follows:

     o For purchases in an amount over $500,000, you should consult with your financial advisor to determine whether other share classes are more beneficial given your circumstances.


4. Under the section "CALCULATION OF SALES CHARGES" on page 14 of the Prospectus, the third paragraph is replaced in its entirety with the following:

     CLASS B. Shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

     Years after purchase              CDSC on shares being sold

     1st year or 2nd year              4.00%
     3rd year or 4th year              3.00%
     5th year                          2.00%
     6th year                          1.00%
     7th year and thereafter           None


Dated:  December 28, 2001